Exhibit 99.1

April 30, 2026

Zeta Global Revenue Growth Accelerates to 50% and “Beats and Raises” for its 19th Consecutive Quarter on the Heels of the Athena by ZetaTM Launch

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Delivered revenue of $396 million for the first quarter, an increase of 50% Y/Y, exceeding midpoint of guidance by $26 million.
•
Grew Super-Scaled Customer count to 189, an increase of 19% Y/Y and Super-Scaled customer ARPU grew to $1.7 million, up 21% Y/Y.
•
Increasing full year 2026 revenue guidance by $30 million to $1,785 million at the midpoint, up from prior guidance of $1,755 million reflecting Y/Y growth of 37%.
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Athena drove greater than 7X more agent interactions and accounted for over 60% of AI platform usage in its first week of general availability.

NEW YORK – Zeta Global (NYSE: ZETA), the AI Marketing Cloud, today announced financial results for the first quarter ended March 31, 2026.

“Accelerating revenue growth to 50% and achieving the Rule of 67 in the first quarter is further evidence we are winning in this environment, powered by the system we have built: proprietary data that improves with every interaction, intelligence that compounds with every decision, and a platform with AI at its core that allows customers to consolidate vendors into a single, unified operating model. This results in an average 600% return on marketing spend for our customers.” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “Athena accelerates that system as the core operating system that brings AI directly into workflows and removes the barrier to enterprise-wide adoption. Zeta is the disruptor in the AI driven replacement cycle.”

“Nineteen consecutive beat-and-raise quarters is not just consistency — it is evidence of sustained demand in a market consolidating around platforms that can deliver measurable outcomes at scale and meet the needs of customers in an AI-native world,” said Chris Greiner, Zeta’s CFO. “And that strength is reflected in our outlook — after raising the midpoint of our 2026 revenue guidance last quarter by $25 million, we are again raising it by $30 million, representing growth of 37%.”

Increasing 2026 Guidance*

Second Quarter 2026

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Increasing revenue guidance to a range of $419 million to $422 million, up $4 million at the midpoint from the prior guidance of $416 million. The revised guidance represents a year-over-year growth rate of 36% to 37%, and 20% to 21% when excluding political candidate and Marigold’s Enterprise Business revenue.
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Increasing adjusted EBITDA guidance to a range of $86.2 million to $86.9 million, up $1.7 million at the midpoint from the prior guidance of $84.9 million. The revised guidance represents a year-over-year growth rate of 47% to 48% and an adjusted EBITDA margin of 20.4% to 20.8%.

Full Year 2026

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Increasing revenue guidance to a range of $1,779 million to $1,792 million, up $30 million at the midpoint from the prior guidance of $1,755 million. Revised guidance represents a year-over-year growth rate of 36% to 37%, and 22% to 23% when excluding political candidate and Marigold’s Enterprise Business revenue.
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Increasing adjusted EBITDA guidance to a range of $396.2 million to $398.4 million, up $6.3 million at the midpoint from the prior guidance of $391.0 million. Revised guidance represents a year-over-year growth rate of 42% to 43% and an adjusted EBITDA margin of 22.1% to 22.4%.
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Increasing free cash flow guidance to a range of $234.5 million to $235.5 million, up $3.8 million at the midpoint from the prior guidance of $231.2 million. Revised guidance represents a year-over-year growth rate of 42% to 43% and a free cash flow margin of 13.1% to 13.2%.
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Guiding to positive GAAP Net Income for the full year 2026.

* This press release does not include a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin to forward-looking GAAP net income (loss), net income (loss) margin, net cash provided by operating activities, or net cash provided by operating activities margin, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

Investor Conference Call and Webcast

Zeta will host a conference call today, Thursday, April 30, 2026, at 4:30 p.m. Eastern Time to discuss financial results for the first quarter of 2026. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our second quarter 2026 guidance, full year 2026 guidance, the Zeta 2028 targets, the expected benefits, adoption, and impact of Athena, expectations regarding the contribution of Marigold’s Enterprise Business, anticipated market share growth, the impacts of our prior investments on accelerating the timing of the marketing cloud replacement cycle, our products capabilities to provide strong investment returns to our customers, our strong competitive position, expansion of existing customers, the capabilities of AI and Zeta’s platform, the predictability and profitability of our growth, and the growth and expansion of AI and the Zeta Marketing Platform, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation, tariffs and changes in global trade policies on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market conditions; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; domestic and international political and geopolitical conditions or uncertainty, including political or civil unrest or changes in trade policy; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our super-scaled customers; our ability to manage our growth effectively; our ability to identify and integrate acquisitions or strategic investments; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The second quarter and full year 2026 guidance provided herein and the Zeta 2028 targets are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance and the Zeta 2028 targets provided are subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.x.com/zetaglobal

www.facebook.com/zetaglobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

www.youtube.com/@zetaglobal

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

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Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
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Cost of revenues (excluding depreciation and amortization): Cost of revenues excludes depreciation and amortization and consists primarily of media and marketing costs and certain employee-related costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to revenue-generating events. We pay these third-party publishers, media owners or managers and strategic partners on revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Expenses related to “internet traffic” associated with the viewing of available impressions or queries per second and costs of providing support to our customers are also included in the cost of revenues (excluding depreciation and amortization). Employee-related costs included in cost of revenues (excluding depreciation and amortization) include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers. Our cost of revenues (excluding depreciation and amortization) is dependent on the revenue mix and therefore can slightly increase or decrease in the future as a percentage of revenue over the long term.
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Super-Scaled Customers: We define super-scaled customers, which is a subset of Scaled Customers, as customers from which we generated at least $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super-scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super-scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.

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Super-Scaled Customer ARPU: We calculate the super-scaled customer ARPU as revenue for the corresponding period divided by the number of super-scaled customers at the end of that period. We believe that super-scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
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Zeta 2028: Zeta 2028 is the Company’s next medium-term plan with targets for business, product, and industry leadership.
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Rule of 67: We define the Rule of 67 as the combination of revenue growth percentage plus adjusted EBITDA margin percentage adding up to 67 or more.

Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

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Adjusted EBITDA is a non-GAAP financial measure defined as net income / (loss) adjusted for interest expenses, net, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition-related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring capital raise related (including initial public offering (“IPO”)) expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other (income) / expenses . Acquisition-related expenses and restructuring expenses primarily consist of professional services fees, severance and other employee-related costs, which may vary from period to period depending on the timing of our acquisitions and restructuring activities and may distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other (income) /expenses consists of non-cash expenses such as changes in fair value of acquisition-related liabilities, gains and losses on extinguishment of acquisition-related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring capital raise related (including IPO) expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
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Adjusted EBITDA margin is a non-GAAP financial measure defined as adjusted EBITDA divided by the total revenues for the same period.
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Free cash flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs, adjusted for the effect of exchange rates on cash and cash equivalents.
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Free cash flow margin is a non-GAAP financial measure defined as free cash flow divided by revenue for the same period.

Adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin provide us with useful measures for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless, our use of adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net income / (loss).

We calculate forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income / (loss). We do not attempt to provide a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin guidance and targets to forward-looking GAAP net income / (loss), GAAP net income / (loss) margin GAAP cash flows from operating activities, or GAAP cash flows from operating activities margin, respectively, because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Matt Pfau

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com

Zeta Global Holdings Corp.

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	As of
	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$288,779	$319,764
Accounts receivable	321,660	322,391
Prepaid expenses	32,257	28,970
Other current assets	6,616	14,658
Total current assets	$649,312	$685,783
Non-current assets:
Property and equipment, net	$14,667	$15,393
Website and software development costs, net	32,977	31,520
Right-to-use assets - operating leases, net	19,964	19,101
Intangible assets, net	202,855	217,943
Goodwill	522,007	527,886
Deferred tax assets, net	1,237	1,211
Other non-current assets	4,178	4,687
Total non-current assets	$797,885	$817,741
Total assets	$1,447,197	$1,503,524
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$32,158	$40,136
Accrued expenses	173,033	179,087
Acquisition-related liabilities	47,875	149,036
Deferred revenue	37,430	35,398
Other current liabilities	23,714	25,824
Total current liabilities	$314,210	$429,481
Non-current liabilities:
Long-term borrowings	$197,282	$197,083
Acquisition-related liabilities	22,301	39,447
Deferred tax liabilities, net	17,784	17,268
Other non-current liabilities	15,295	15,656
Total non-current liabilities	$252,662	$269,454
Total liabilities	$566,872	$698,935
Stockholders’ equity:
Class A Common Stock	$225	$221
Class B Common Stock	24	24
Additional paid-in capital	1,958,549	1,863,695
Accumulated deficit	(1,073,064)	(1,059,817)
Accumulated other comprehensive (loss) / gain	(5,409)	466
Total stockholders’ equity	$880,325	$804,589
Total liabilities and stockholders’ equity	$1,447,197	$1,503,524

Condensed Unaudited Consolidated Statements of Operations and Comprehensive Loss

(In thousands)

	Three months ended March 31,
	2026	2025
Revenues	$396,304	$264,419
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	162,446	103,488
General and administrative expenses	73,397	54,037
Selling and marketing expenses	102,403	75,369
Research and development expenses	44,950	26,799
Depreciation and amortization	23,529	17,687
Acquisition-related expenses	1,666	—
Restructuring expenses	6,752	3,152
Total operating expenses	$415,143	$280,532
Loss from operations	(18,839)	(16,113)
Interest expenses, net	761	331
Other (income) / expenses	(3,776)	3,512
Total other (income) / expenses	$(3,015)	$3,843
Loss before income taxes	(15,824)	(19,956)
Income tax (benefit) / provision	(2,577)	1,644
Net loss	$(13,247)	$(21,600)

The Company recorded stock-based compensation under respective lines of the above condensed unaudited consolidated statements of operations and comprehensive loss:

	Three months ended March 31,
	2026	2025
Cost of revenues (excluding depreciation and amortization)	$270	$261
General and administrative expenses	14,778	15,419
Selling and marketing expenses	25,156	19,545
Research and development expenses	12,828	6,762
Total	$53,032	$41,987

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	Three months ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(13,247)	$(21,600)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	23,529	17,687
Stock-based compensation	53,032	41,987
Deferred income taxes	126	(235)
Change in fair value of acquisition-related liabilities	(4,744)	3,460
Others, net	(157)	(519)
Change in non-cash working capital (net of acquisitions):
Accounts receivable	730	11,397
Prepaid expenses	(3,118)	2,219
Other current assets	8,057	(730)
Other non-current assets	509	15
Deferred revenue	1,920	(4,336)
Accounts payable	(8,114)	(11,053)
Accrued expenses and other current liabilities	(8,409)	(3,728)
Other non-current liabilities	(380)	235
Net cash provided by operating activities	$49,734	$34,799
Cash flows from investing activities:
Capital expenditures	(3,012)	(2,736)
Website and software development costs	(5,542)	(4,155)
Acquisitions and other investments, net of cash acquired	(47,000)	(530)
Net cash used for investing activities	$(55,554)	$(7,421)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(241)	(3,667)
Proceeds from credit facilities, net of issuance cost	10,000	6,250
Exercise of options	302	123
Repurchase of shares	(25,728)	(25,882)
Repayments against the credit facilities	(10,000)	(6,250)
Net cash used for financing activities	$(25,667)	$(29,426)
Effect of exchange rate changes on cash and cash equivalents	502	289
Net decrease in cash and cash equivalents	$(30,985)	$(1,759)
Cash and cash equivalents, beginning of period	319,764	366,157
Cash and cash equivalents, end of period	$288,779	$364,398

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands)

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net loss and net loss margin, respectively, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three months ended March 31,
	2026	2025
Net loss	$(13,247)	$(21,600)
Net loss margin	(3.3)%	(8.2)%
Add back:
Depreciation and amortization	23,529	17,687
Acquisition-related expenses	1,666	—
Restructuring expenses	6,752	3,152
Stock-based compensation	53,032	41,987
Other (income) / expenses	(3,776)	3,512
Interest expenses, net	761	331
Income tax (benefit) / provision	(2,577)	1,644
Adjusted EBITDA	$66,140	$46,713
Adjusted EBITDA margin	16.7%	17.7%

The following table reconciles net cash provided by operating activities in the condensed unaudited consolidated statements of cash flows to free cash flow:

	Three months ended March 31,
	2026	2025
Net cash provided by operating activities	$49,734	$34,799
Capital expenditures	(3,012)	(2,736)
Website and software development costs	(5,542)	(4,155)
Effect of exchange rate changes on cash and cash equivalents	502	289
Free cash flow	$41,682	$28,197
Free cash flow margin	10.5%	10.7%